As filed with the Securities and Exchange Commission on December 8, 2004

                           Registration Statement Nos.

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No. 1            /X/

      Post-Effective Amendment No.             / /

                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                                  Amendment No. 1
                                               ----

                        (Check appropriate box or boxes.)
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       RESERVE SHORT-TERM INVESTMENT TRUST
           ----------------------------------------------------------

1250 Broadway, New York, NY                          10001-3701
---------------------------------------------------------------
(Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code  (212) 401-5500
                                                    --------------

----------------------------------------------------------------
             (Name and Address of Agent for Service)

        Amy W. Bizar, Esq.
        The Reserve Funds
        1250 Broadway
        New York, NY 10001-3701

  Approximate Date of Proposed Public Offering As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of Beneficial Interest


The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

      PRELIMINARY PROSPECTUS DATED DECEMBER 8, 2004 - SUBJECT TO COMPLETION

  The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[LOGO]


                             RESERVE YIELD PLUS FUND
                     OF RESERVE SHORT-TERM INVESTMENT TRUST


                                   PROSPECTUS
                               DECEMBER   , 2004


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
     SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                    PAGE
ABOUT THE FUND

   Investment Objective
   Principal Investment Strategies
   Principal Risks
   Performance
   Fees & Expenses
   Fund Management

YOUR ACCOUNT

   How to Buy Shares
   How to Sell Shares
   Excessive and Short-Term Trading

ACCOUNT SERVICES


DIVIDENDS & TAXES


FINANCIAL HIGHLIGHTS


PRIVACY POLICY


The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (and press "0")
212-401-5930 (facsimile)
Customerservice@reservefunds.com
or visit our web site at www.reservefunds.com

IT PAYS TO KEEP MONEY IN RESERVE(R)

ABOUT THE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. Investors can lose money by investing in the Fund.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified mutual fund, designed as a convenient complement to the investment of temporary cash balances in short-term money market accounts or instruments. While the Fund is not a money market fund, it seeks to maintain a stable $1.00 share price. The Fund seeks to provide higher yields than money market funds and other short-term investments, and to serve as an effective cash management solution for investors looking to reduce or eliminate the problems of direct investment, such as scheduling maturities, reinvesting proceeds, evaluating the credit quality of issuers, investing in round lots, and the safeguarding, receipt and delivery of securities. The Fund will seek to limit share price volatility by maintaining a weighted average maturity of 90 days or less and by limiting the maturity of individual instruments to 18 months or less, except in the case of adjustable rate government obligations which may have a longer ultimate maturity.

Reserve Management Company, Inc. ("RMCI" or "Adviser"), the Fund's investment adviser, monitors a range of economic and financial factors and, based on that analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated securities that are intended to provide as high a yield as possible without jeopardizing the stability of the Fund's share price and without violating its policy of investing only in securities rated A1-P1 or in instruments of comparable quality.

The Fund may invest in instruments issued by the U.S. government, its agencies and instrumentalities, negotiable certificates of deposit ("CDs"), time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, money market funds, high quality debt securities of domestic issuers and instruments fully collateralized by such obligations.

The Fund will principally invest, directly or indirectly through repurchase agreements, in CDs, time deposits, bankers' acceptances and letters of credit of U.S. banking institutions which are members of the Federal Deposit Insurance Corporation ("FDIC") and similar U.S. dollar obligations of foreign banks located in major industrialized nations in Western Europe and in other countries such as Australia and Canada. The Fund invests only in banking institutions which, at the time of the investment, have more than $25 billion (or the equivalent in other currencies) in total assets. The Fund normally intends to invest more than 25% of its total assets in bank obligations. The Fund may not invest in commercial paper.

The Fund may invest in repurchase agreements and reverse repurchase agreements but will limit them to agreements with banks and securities dealers that are deemed creditworthy pursuant to the guidelines adopted by the Board of Trustees. Under a repurchase agreement, the other party sells and simultaneously agrees to repurchase a security at a mutually agreed upon time and price, which results in a fixed rate of return for the period of the agreement. Securities subject to repurchase will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the period that a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Government or other appropriate liquid securities with a value equal to the repurchase price.

The Fund will be invested in accordance with the investment objective and strategies outlined in this Prospectus at all times as are practicable. However, from time to time, in response to adverse market, economic, political or other conditions, the Fund may take temporary or defensive positions (E.G. investing in money market funds) that are inconsistent with the Fund's principal investment strategies. If the Fund adopts a temporary or defensive position, the Fund may not attain its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

                                                                    YOUR ACCOUNT

EXPENSES OF OTHER INVESTMENT COMPANIES. If the Fund invests in another investment company, the Fund's shareholders would be indirectly subject to the fees and expenses of that investment company, in addition to the fees and expenses of the Fund.

SUITABILITY. Different investors have different investment goals. The Fund is intended to provide professional management for your cash and shorter-term assets. It mainly seeks current income, liquidity and stability. The Fund is not intended to be a balanced investment program.

                                 PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's share price is subject to change daily, due to changes in general market conditions in response to economic, political and financial developments. The Fund is also subject to the risks associated with particular securities and the types of securities held. The Fund cannot guarantee that it will achieve its investment objective. The following factors could reduce the Fund's income level and/or share price:

INTEREST RATE AND YIELD FLUCTUATION RISK. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's yields will typically fall as well. In addition, as investments mature, the proceeds are reinvested at rates that may be lower than levels previously earned. When interest rates go up, the value of an investment in debt securities generally goes down, although the value of long-term debt securities generally goes down more than the value of short-term securities at times when interest rates are rising.

CREDIT RISK. Credit risk depends on the ability of an issuer to repay principal and interest when due and the terms of a particular obligation. A decline in the credit quality or credit rating of an issuer, or of the provider of credit support or a maturity-shortening structure for a security, can cause the value of the Fund's investment in the security to decrease.

REPURCHASE AND REVERSE REPURCHASE AGREEMENT RISK. Repurchase agreements involve the risk that the other party may default on its obligations, which may cause delays, losses and restrictions on the Fund's ability to dispose of the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities may be lower than the price at which the Fund has agreed to repurchase them. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities at the agreed time or at all. If the Fund is not able to recover the securities and the value of the collateral held by the Fund is less than the value of the securities, the Fund may experience a loss on the transaction.

BANKING INDUSTRY RISK. The risks of investing in the banking industry include interest rate risk, credit risk and the risk of adverse regulatory developments.

FOREIGN BANKING RISK. Investments in foreign banks involve certain additional risks such as unfavorable political and economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

TEMPORARY DEFENSIVE STRATEGY RISK. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objective.

                                   PERFORMANCE

No performance information is included since, as of the date of this Prospectus, the Fund has not yet commenced operations.

For the Fund's current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

                                 FEES & EXPENSES

You will pay certain fees and expenses, described in the table below, if you buy and hold the different classes of shares of the Fund. The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund. The Annual Fund Operating Expenses are paid out of the Fund's assets, so these expenses affect the value of the Fund's shares. The Fund has not yet commenced operations, therefore the Other Expenses in the table below are estimated expenses.

                                          CLASS 8   CLASS 10   CLASS 12  CLASS 13   CLASS 15   CLASS 20   CLASS 25
                                          -------   --------   --------  --------   --------   --------   --------
SHAREHOLDER FEES
(Fees paid directly from your
investment)
   Shareholder Transaction Fees*           0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%
   Redemption Fees**                       0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee***                       0.08%      0.10%     0.12%      0.13%      0.15%     0.20%      0.25%
   Distribution  and Service (12b-1) Fee   0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%
   Other Expenses+                         0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%
                                           -----      -----     -----      -----      -----     -----      -----
Total Annual Fund Operating Expenses++     0.08%      0.10%     0.12%      0.13%      0.15%     0.20%      0.25%

                                          CLASS 35  CLASS 45   CLASS TT  CLASS 85    CLASS S   CLASS R    CLASS RA
                                          --------  --------   --------  --------    -------   -------    --------
SHAREHOLDER FEES
(Fees paid directly from your
investment)
   Shareholder Transaction Fees*           0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%
   Redemption Fees**                       0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee***                       0.35%      0.45%     0.70%      0.80%      0.80%     0.80%      0.80%
   Distribution and Service (12b-1) Fee    0.00%      0.00%     0.00%      0.05%      0.20%     0.30%      0.40%
   Other Expenses+                         0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%
                                           -----      -----     -----      -----      -----     -----      -----
Total Annual Fund Operating Expenses++     0.35%      0.45%     0.70%      0.85%      1.00%     1.10%      1.20%

                                          CLASS RB  CLASS RC   CLASS RD  CLASS RE   CLASS RF   CLASS RG
                                          --------  --------   --------  --------   --------   --------
SHAREHOLDER FEES
(Fees paid directly from your
investment)
   Shareholder Transaction Fees*           0.00%      0.00%     0.00%      0.00%      0.00%     0.00%
   Redemption Fees**                       0.00%      0.00%     0.00%      0.00%      0.00%     0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee***                       0.80%      0.80%     0.80%      0.80%      0.80%     0.80%
   Distribution and Service (12b-1) Fee    0.50%      0.60%     0.70%      0.80%      0.90%     1.00%
   Other Expenses+                         0.00%      0.00%     0.00%      0.00%      0.00%     0.00%
                                           -----     ------     ------    ------     ------     -----
Total Annual Fund Operating Expenses++     1.30%      1.40%     1.50%      1.60%      1.70%     1.80%

* The Fund may charge a monthly "Low Balance Fee" (currently $[15]). See "How to Sell Shares."
** Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check. See "How to Sell Shares."
*** The Fund pays a "Comprehensive Management Fee" that includes the advisory fee of 0.08%, as well as all administrative and customary operating expenses of the Fund, and shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include the amounts described in footnote + below, for which the Fund pays its direct or allocated share.
+ Other Expenses include interest charges, taxes, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, costs of shareholder meetings, including proxy solicitation, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. Although the Fund has not commenced operations, it estimates that these expenses for each class will be less than 0.005%.
++ The Adviser has agreed to voluntarily waive expenses or reimburse the Fund until October 31, 2005 to the extent that the Total Annual Operating Expenses for Class 8 shares exceed 0.08%, for Class 10 shares exceed 0.10%, for Class 12 shares exceed 0.12%, for Class 13 shares exceed 0.13%, for Class 15 shares exceed 0.15%, for Class 20 shares exceed 0.20%, for Class 25 shares exceed 0.25%, for Class 35 shares exceed 0.35%, for Class 45 shares exceed 0.45% and for Class TT shares exceed 0.70%. In addition, the Adviser has agreed to contractually waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for Classes 85, S, R, RA, RB, RC, RD, RE, RF, and RG exceed 0.80%. The Adviser reserves the right to recover in subsequent periods any excess reimbursement or waiver allowed to the Fund for a period of not more than five fiscal years.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE ENDS OF THOSE PERIODS. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses (before fee waivers and expense reimbursements or credits) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       SHARE CLASS           ONE YEAR  THREE YEARS
       -----------           --------  -----------
       Class 8                $    8      $   26
       Class 10               $   11      $   33
       Class 12               $   13      $   40
       Class 13               $   14      $   43
       Class 15               $   16      $   50
       Class 20               $   21      $   66
       Class 25               $   26      $   83
       Class 35               $   37      $  115
       Class 45               $   47      $  148
       Class TT               $   74      $  230
       Class 85               $   89      $  279
       Class S                $  105      $  327
       Class R                $  116      $  360
       Class RA               $  126      $  392
       Class RB               $  137      $  425
       Class RC               $  147      $  457
       Class RD               $  158      $  489
       Class RE               $  168      $  521
       Class RF               $  179      $  553
       Class RG               $  189      $  585

Your costs would be the same whether you stayed in the Fund or redeemed your shares at the end of any period.

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. Reserve Management Company, Inc., 1250 Broadway, New York, NY 10001, the Fund's investment adviser, has provided management and investment advice to companies within the Reserve family of funds since November 15, 1971. As of November 30, 2004, RMCI had over $24 billion in assets under management. RMCI manages the Fund, subject to the policies adopted by the Board of Trustees, under the terms of an Investment Management Agreement.

The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to the Fund, including transfer agent services. For its services the Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets of each outstanding class of the Fund's shares according to the schedule below. The fees are charged daily and paid periodically. RMCI may waive fees at its discretion. Such fee waivers are voluntary and may be discontinued at any time. RMCI reserves the right to recover any reimbursement or waiver allowed to the Fund for a period of not more than five fiscal years after the reimbursement or waiver.

The Adviser has obtained an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Board of Trustees, on behalf of the Fund, to hire sub-advisers and to enter into, terminate or modify any future sub-advisory agreement without shareholder approval.

The comprehensive management fee (as a percentage of average daily net assets) for each Class is as follows:

                       COMPREHENSIVE
       CLASS           MANAGEMENT FEE
       ------------------------------
       8                     0.08%
       10                    0.10
       12                    0.12
       13                    0.13
       15                    0.15
       20                    0.20
       25                    0.25
       35                    0.35
       45                    0.45
       TT                    0.70
       85                    0.80
       R                     0.80
       S                     0.80
       RA                    0.80
       RB                    0.80
       RC                    0.80
       RD                    0.80
       RE                    0.80
       RF                    0.80
       RG                    0.80

Robert Fort, Jr. is the portfolio manager for the Fund and is primarily responsible for decisions regarding the Fund's investments. Mr. Fort joined RMCI in 2003 and has served as portfolio manager of the Fund since inception. Prior to joining RMCI, Mr. Fort was a Principal of State Street Global Advisors.

THE DISTRIBUTOR. The fund's distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of the Adviser.

The Fund has adopted a distribution and servicing plan under Rule 12b-1 for Classes 85, S, R, RA, RB, RC, RD, RE, RF, and RG that allows the Fund to pay fees for the sale and distribution of the shares of those classes. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges. The distribution fees (as a percentage of average daily net assets) are as follows:

       CLASS               12b-1 FEE
       -----------------------------
       85                    0.05%
       R                     0.20%
       S                     0.30%
       RA                    0.40%
       RB                    0.50%
       RC                    0.60%
       RD                    0.70%
       RE                    0.80%
       RF                    0.90%
       RG                    1.00%

Resrv may waive distribution plan fees at its discretion and may discontinue the waivers at any time.

Distribution fees are used to pay the distributor to promote the sale of shares and the servicing of accounts of the Fund. The expenses incurred by the distributor under the 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Adviser or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution, see the Fund's Statement of Additional Information.

                                HOW TO BUY SHARES

SHARE CLASSES. The Fund offers a number of share classes, which are designed to offer a variety of pricing options and services to meet the needs of both individual investors and institutions that make Fund shares available to their customers. You will need to decide on a share class to purchase before making your initial investment. You should consider the size of your investment and the impact of potential costs over the life of your investment. Not all share classes are available to all investors and some share classes are only available through certain financial intermediaries (an "Intermediary").

ACCOUNT OWNERSHIP. You will need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Fund will not be responsible for actions taken by either party with respect to this type of account.

MINIMUM PURCHASES. Different share classes are subject to different minimum initial and subsequent investment requirements, as indicated below. The Fund may change the minimum investment requirements at any time.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENT:

               MINIMUM INITIAL    IRA INITIAL ACCOUNT    MINIMUM SUBSEQUENT   IRA SUBSEQUENT ACCOUNT
SHARE CLASS      INVESTMENT             MINIMUM              INVESTMENT              MINIMUM
-----------    ---------------    -------------------    ------------------   ----------------------
Class 8          $ 50,000,000               N/A             $ 5,000,000                 N/A
Class 10         $ 40,000,000               N/A             $ 3,500,000                 N/A
Class 12         $ 35,000,000               N/A             $ 2,500,000                 N/A
Class 13         $ 25,000,000               N/A             $ 1,500,000                 N/A
Class 15         $ 20,000,000               N/A             $ 1,000,000                 N/A
Class 20         $ 15,000,000               N/A             $   500,000                 N/A
Class 25         $ 10,000,000               N/A                    None                 N/A
Class 35         $  7,000,000               N/A                    None                 N/A
Class 45         $  5,000,000               N/A                    None                 N/A
Class 85         $    100,000               N/A                    None                 N/A
Class S          $     50,000           $ 1,000                    None              $  250
Class TT                 None           $ 1,000                    None              $  250
Class R                  None           $ 1,000                    None              $  250
Class RA                 None           $ 1,000                    None              $  250
Class RB                 None           $ 1,000                    None              $  250
Class RC                 None           $ 1,000                    None              $  250
Class RD                 None           $ 1,000                    None              $  250
Class RE                 None           $ 1,000                    None              $  250
Class RF                 None           $ 1,000                    None              $  250
Class RG                 None           $ 1,000                    None              $  250

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share (NAV) for that class of shares. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding.

The Fund's NAV is calculated as of 5:00 p.m. Eastern Time, its cut-off time for accepting purchase orders and redemption requests. Generally, the NAV is not calculated and purchase and redemptions orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by the Fund or by an authorized financial intermediary who has a sales agreement with Resrv, the Fund's distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund's NAV.

The Fund's investments are generally valued based on market quotations. If market quotations are not readily available for particular securities or if events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the Fund's calculation of net asset value at 5:00 p.m. Eastern Time, those securities will be valued at their fair value. The Fund may use pricing services to determine the fair value price of securities in those situations. If such third party pricing information is unavailable, a "fair value" price will be determined by the Adviser in good faith under the supervision of the Trustees. A security's "fair value" price may differ from the price next available from independent providers. For securities whose maturity is less than 60 days, the Fund will use the amortized cost method of valuation. The amortized cost method does not take into account unrealized gains or losses.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit card convenience checks, "starter" checks or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Yield Plus Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Please call Reserve at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Your order will be priced at that day's NAV if we receive your order in proper form before the cut-off time and your payment is received on the same day, and you will earn dividends beginning on that day. Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can acquire shares of the Fund by an exchange from the same class of Reserve money market funds and shares of affiliated Hallmark funds. Any new account established through an exchange will have the same privileges as the original account (provided that they are available), except that checkwriting privileges may vary.

INVESTMENTS THROUGH SWEEP PROGRAMS. Investments made through a sweep program may be subject to different investment minimums, policies and fees than those described here. You should consult a representative of the sweep program for more information.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Fund reserves the right to refuse any purchase or exchange request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on any day that the Fund's net asset value is calculated. Shares will be redeemed at the next NAV determined after receipt of a redemption request, by telephone or in writing, by the Fund in proper form. Redemption requests received after the cut-off time for the calculation of the Fund's NAV on any day will be redeemed at the NAV calculated on the next business day. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

Redemption proceeds can be paid by check or by wire transfer. When redeeming recently purchased shares, please be aware that if the Fund had not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten (10) business days from the date of purchase). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A check writing service fee of $100 may be charged for redemption checks of less than $100,000 by Class 8, 10, 12, 13, 15, 20, 25, 35, 45 and TT shareholders and a fee of $5 may be charged for redemption checks of less than $100 by Class 85, S, R, RA, RB, RC, RD, RE, RF, and RG shareholders. There will be a fee of $10 on all wire redemptions of less than $1 million for Class 8 shares, less than $1 million for Class 10 shares, less than $750,000 for Class 12 shares, less than $750,000 for Class 13 shares or less than $500,000 for Class 15 shares; a fee of $100 on all wire redemptions of less than $100,000 for Class 20, 25, 35 and 45 shares; a fee of $100 on all wire redemptions for Class TT shares unless the redemption is part of a daily sweep program; and a fee of $15 on all wire redemptions of less than $10,000 for Class 85, S, R, RA, RB, RC, RD, RE, RF and RG shares. Service fees may be reduced or waived under certain conditions. Copies of shareholder redemption checks are not retuned to shareholders.

TELEPHONE REQUESTS. If you completed the "Redemption and Exchanges by Telephone" information on your Account Application, you may redeem your shares by calling 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application, if any. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request with a signature guarantee to the Fund. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions which it reasonably believes to be genuine.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Fund for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are being sent to an address other than the bank or brokerage account previously designated by the shareholder; or

     -  the account address has been changed within the past thirty (30) days;
        or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

CHECK WRITING PRIVILEGE. Once you complete an application or a signature card and certain other documentation, you may redeem your Class TT, 85, S, R, RA, RB, RC, RD, RE, RF and RG shares of the Fund by using your Reserve check writing privileges to write checks for a minimum of $100 against your account. A check will be returned (bounced) and a fee of $15 will be charged if you request a stop payment; the check is postdated; it contains an irregularity in the signature, the amount or otherwise; it is for an amount less than $100; the signature or the payee is missing; or it is written against accounts with insufficient or uncollected funds. Checks may not be used to close your account. Checking may not be available to clients of some financial intermediaries and some financial intermediaries may establish their own minimum check amount.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm's own redemption minimums, services fees or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their shares for shares of the same class in other Reserve funds
[or shares of the affiliated Hallmark funds.] Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to read the current prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds. The Fund reserves the right to change or discontinue the exchange privilege on sixty (60) days' notice from the Fund.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect the Fund's operations (for example, if the request is greater than $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENTS. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA account, has an average monthly account balance of less than the minimum required for that share Class, and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance requirements are $100,000 in Classes 8, 10, 12, 13, 15, 20, 25, 35 or 45 and $1,000 in Classes TT, 85, S, R, RA, RB, RC, RD, RE,
RF and RG. Some financial intermediaries may establish different minimum balances and fee amounts.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of the Fund, and exchanges between funds in the Reserve and Hallmark family of funds, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm the Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to the Fund. The Fund may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. The Fund may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Fund's intention to do so.

                              SHAREHOLDER SERVICES

The Fund offers a variety of shareholder services to make it more convenient for you to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our website at www.reservefunds.com. Applications for some of these services are also available on our website in the "Form Library" of the "Literature Center."

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use Class TT, S, R, RA, RB, RC, RD, RE, RF, and RG shares of the Fund as an investment for an Individual Retirement Account ("IRA"). An IRA Master Plan with information regarding administration fees and other details is available by calling 800-637-1700 and pressing "0."

RESERVE EASY ACCESSS(SM). Reserve Easy Access(SM) is the Reserve funds'
24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use Easy Access, call 800-637-1700.

RESERVE ON LINE ACCESS(SM). You may also access account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call 800-637-1700 to activate On-Line Access.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund immediately. Failure to do so could result in the shareholder suffering a loss. The Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Fund or the financial intermediary through which you purchased your Fund shares.

AUTOMATIC ASSET-BUILDER PLAN. You may purchase shares of the Fund by automatically transferring a fixed dollar amount ($25 minimum) into your Reserve Yield Plus account from a checking, NOW money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be directly deposited into your Reserve account. Please call 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website at www.reservefunds.com for an application.

RESERVE eDELIVERY.(SM) The Fund may provide electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day for more information or enroll online at www.reservefunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Reserve eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of your financial intermediary for more information.

SPECIAL SERVICES. The Fund may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but are not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

                                DIVIDENDS & TAXES

[The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Fund. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

On each day the Fund is open, it declares distributions which are paid monthly. The distribution will include the Fund's net investment income and amounts based on daily projections of the Fund's net short-term capital gains. Shareholders redeeming shares will receive all distributions declared through the date of redemption. The Fund anticipates that most of its dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as distributions. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

Recently enacted legislation reduces the tax rate on certain dividend income and long-term capital gain. However, to the extent the Fund's distributions are derived from income on short-term debt securities and short-term capital gain, the Fund's distributions will not be eligible for this reduced tax rate. Distributions of any long-term capital gains earned by the Fund would be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Fund. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect. If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

While it is the Fund's intention to distribute substantially all of its net investment income, a portion of the Fund's dividend will come from net short-term capital gains. The Fund's investment strategy includes the purchase of securities with a final maturity of eighteen months or less. Once a security reaches a period or 13 months or less it will be sold. The universe of investors for securities with a remaining maturity of 13 months or less, primarily money-market funds, has created a pricing anomaly allowing for these gains to be harvested with a degree of regularity. A portion of these short-term gains will be distributed during the monthly accrual period. Net realized long-term capital gains, if any, would be distributed by the Fund at least annually.]

                              FINANCIAL HIGHLIGHTS

As the Fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (E.G., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not

                                                                  PRIVACY POLICY

        use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 and press zero between the hours of 8:30a.m. and 6:00p.m. Eastern Time or send a letter to The Reserve Funds, Attn:
Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 1-800-637-1700 AND PRESS ZERO.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 1-800-637-1700 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

     - Do not share your account information, including personal or secret codes or passwords, with others.

     -  Never provide confidential information to unknown callers.

     -  Protect your account records including all statements and receipts.

     - Use a secure browser when doing business on the Internet, and exit online applications when finished.

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

     -  Contacr Reserve customer service immediately.

     - Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

     - File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

     - Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Company, Inc., or Resrv Partners, Inc., member NASD.

This Prospectus contains the information about the Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance , and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling The Reserve Funds toll free at 800-637-1700.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room call 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain this Prospectus for future reference.


[LOGO]

1250 Broadway, New York, NY 10001-3701
212-401-5500

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700 - www.reservefunds.com


Distributor - Resrv Partners, Inc.
RPES-__/05


Reserve Yield Plus Fund
Investment Company Act File Number: 811-21492
(C) Reserve Management Company, Inc.

[LOGO]


RESERVE YIELD PLUS FUND
OF RESERVE SHORT-TERM INVESTMENT TRUST


PROSPECTUS
December    , 2004

                  Subject to Completion--Dated December 8, 2004

                       STATEMENT OF ADDITIONAL INFORMATION


                             RESERVE YIELD PLUS FUND
                                       OF
                       RESERVE SHORT-TERM INVESTMENT TRUST

                     1250 BROADWAY, NEW YORK, NY 10001-3701
                           212-401-5500 - 800-637-1700

                      24-HOUR YIELD AND BALANCE INFORMATION
                 NATIONWIDE 800-637-1700 - www.reservefunds.com

The Reserve Short-Term Investment Trust (the "Trust") was organized as a Delaware statutory trust on January 14, 2004. The Trust is an open-end, diversified management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently has one authorized series, Reserve Yield Plus Fund (the "Fund"). The Fund offers 20 classes: Class 8, Class 10, Class 12, Class 13, Class 15, Class 20, Class 25, Class 35, Class 45, Class Treasurer's Trust ("Class TT"), Class 85, Class S, Class R, Class RA, Class RB, Class RC, Class RD, Class RE, Class RF and Class RG (each a "Class"). Additional series and classes may be added in the future by the Board of Trustees (the "Trustees").


This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the combined prospectus of the Fund dated ______, 2004 (the "Prospectus"). The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus.

A copy of the Prospectus may be obtained without charge by writing to the Trust at the address shown above or by calling Reserve Management Company, Inc., the Fund's investment adviser ("RMCI" or the "Adviser"), toll free at 800-637-1700, or by accessing our website at www.reservefunds.com. The SEC maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, material incorporated by reference and other information regarding the Fund.


        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED _______, 2004.

TABLE OF CONTENTS                                              PAGE
-----------------                                              ----
Description of the Fund
Investment Strategies and Risks
Portfolio Transactions
Management of the Trust
Investment Management Arrangements
Distribution Arrangements
Other Service Providers
Information About the Trust
How to Buy and Sell Shares
Shareholder Services
Dividends, Distributions and Taxes
Performance Information
General Information
Financial Statements
Ratings
Appendix A - Proxy Voting Policy

          SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE
           U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND
      WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                      THE FUND IS NOT A MONEY-MARKET FUND.

                             DESCRIPTION OF THE FUND

The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Achievement of this objective is not guaranteed. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act. The Fund seeks to maintain a stable $1.00 share price. THE FUND IS NOT A MONEY-MARKET FUND.

Investment in the Fund is not insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.

The Fund is a diversified mutual fund, and as such, under Section 5(b) of the Investment Company Act, must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may invest more than 5% of its assets in securities issued by agencies and instrumentalities of the United States government. The Fund normally intends to invest at least 25% of its total assets in bank obligations.

The following information supplements and should be read in conjunction with the Prospectus.

                         INVESTMENT STRATEGIES AND RISKS

The Adviser monitors a range of economic and financial factors and, based on that analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated securities that are intended to provide as high a yield as possible without jeopardizing the stability of the Fund's share price and without violating its policy of investing only in securities rated A1-P1 or in instruments of comparable quality. The Fund will seek to limit share price volatility by maintaining a weighted average maturity of 90 days or less and by limiting the maturity of individual instruments to 18 months or less, except in the case of adjustable rate government obligations which may have a longer ultimate maturity.

The Fund may invest in instruments issued by the U.S. government, its agencies and instrumentalities, negotiable certificates of deposit ("CDs"), time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, money market funds, high quality debt securities of domestic issuers and instruments fully collateralized by such obligations.

The Fund will principally invest, directly or indirectly through repurchase agreements, in CDs, time deposits, bankers' acceptances and letters of credit of U.S. banking institutions which are members of the Federal Deposit Insurance Corporation ("FDIC") and similar U.S. dollar obligations of foreign banks located in major industrialized nations in Western Europe and in other countries such as Australia and Canada. The Fund invests only in banking institutions which, at the time of the investment, have more than $25 billion (or the equivalent in other currencies) in total assets. The Fund may not invest in commercial paper.

The Fund may invest in repurchase agreements and reverse repurchase agreements but will limit them to agreements with banks and securities dealers that are deemed creditworthy pursuant to the guidelines adopted by the Board of Trustees. Under a repurchase agreement, the other party sells and agrees to repurchase a security at a mutually agreed on time and price, which results in a fixed rate of return for the period of the agreement. Securities subject to repurchase will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. During the period that a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Government or other appropriate liquid securities with a value equal to the repurchase price.

FUND POLICIES. The Fund's investment objective and the following investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a "Majority Vote"). The Fund cannot:

     (1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount to exceed 33 1/3% of the market value of its total assets;

     (2) issue senior securities except as permitted under the Investment Company Act;

     (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     (4) invest 25% or more of its total assets in any particular industry, except to the extent that its investments are concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;

     (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts, except that the Fund may purchase readily marketable securities of companies holding real estate or interests therein;

     (6) make loans except through loans of portfolio securities (in an amount not to exceed 33 1/3% of the Fund's total assets, including the loan collateral), entry into repurchase agreements, acquisitions of securities consistent with its objective and policies and as otherwise permitted by the Investment Company Act;

     (7) sell any security short or write, sell or purchase any futures contract or put or call option; and

     (8) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

Notwithstanding the foregoing investment restrictions, the Fund may invest substantially all of its assets in a related open-end investment company or companies which invest in money market-type securities. If the Fund acquires shares in a related money market fund, shareholders may bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including the investment advisory fees of that fund).

Although not currently using a "master/feeder" structure, pursuant to receipt of an SEC exemptive order, the Trust may use a "master/feeder" structure if approved by an affirmative vote of the Trustees, including the independent Trustees, and 60 days' advance written notice is made to all shareholders. In that case, the Fund would be a "feeder fund," meaning that it would invest in a corresponding "master fund" rather than investing directly in securities. The master fund in turn invests in securities using the strategies described in this Prospectus.

 The following section contains more detailed information about types of instruments in which the Fund may invest and a summary of related risks. The Fund may not buy all of these instruments or use all of these techniques; they will be utilized if in the Adviser's opinion it believes that such action will help the Fund achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. government securities include a variety of instruments which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank ("FHLB") are also considered U.S. government securities. Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

BANK OBLIGATIONS. Except during temporary defensive periods, the Fund intends to invest 25% or more of its total assets in bank obligations that include CDs, banker's acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a bank's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A banker's acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness.

FOREIGN BANK OBLIGATIONS. The Fund may invest in U.S. dollar denominated obligations of foreign banks located in industrialized nations such as Australia and Canada and the nations of Western Europe and foreign branches of U.S. and foreign banks which at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

MUNICIPAL OBLIGATIONS. The Fund may invest in municipal obligations. They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of municipal obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.

The Fund will purchase municipal securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by RMCI to those rated securities in which the Fund may invest, pursuant to guidelines established by their Trustees.

Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Fund's ability to purchase municipal securities on a when-issued basis. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). The Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that the Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

The interest on municipal obligations is usually not exempt from federal income tax.

Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

COMMERCIAL PAPER.  The fund may not invest in commercial paper.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement ("repo") transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices. The Fund will limit repos to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Trustees. Repos are considered by the SEC staff to be loans by the Fund that enters into them. Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repo, RMCI will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss and may incur costs in disposing of the underlying security.

The Fund may sell securities in a reverse repo when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repo transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for receiving a percentage of its value. By repaying the repo counterparty the value received plus interest, the Fund repurchases the transferred security. It is the Fund's policy that entering into a reverse repo transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 33 1/3% of the value of the total assets of the Fund at the time of the transaction.

ILLIQUID SECURITIES. The Fund will not hold more than 10% of its net assets in illiquid securities, including repos maturing in more than seven (7) days.

Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the Fund's investments is monitored by the Adviser under the supervision and direction of the Trustees. Investments currently not considered liquid include repos not maturing within seven days and certain restricted securities.

BORROWING. The Fund has the authority to borrow money (including reverse repos involving sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price) for extraordinary or emergency purposes but not in an amount exceeding 33 1/3% of its total assets (including loan collateral). Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the Fund will not purchase securities while borrowings are outstanding.

SECURITIES LENDING AGREEMENTS. To increase its income, the Fund may lend securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 33 1/3% of the value of its total assets. Under the present Guidelines, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest and must consist of cash or securities of the U.S. government (or its agencies or instrumentalities). The Fund receives an amount equal to the interest on loaned securities and also receives negotiated loan fees. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. The Fund may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. The collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest.

RISKS OF INVESTING IN THE FUND. The principal risk factors associated with investment in the Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Fund's assets; consequently when you sell (redeem) your shares of the Fund, they could be worth more or less than what you paid for them. In addition to the general investment risks of the Fund, there are risks specific to the types of securities held, which have been outlined above. The Fund intends to invest exclusively in high-grade securities. Generally, high-grade securities are securities that present minimal credit risks and are rated at least single "A" by two nationally recognized statistical rating organizations ("NRSRO"), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by RMCI pursuant to guidelines adopted by the Trustees. Money market fund shares and U.S. government securities also are high grade securities. Should a security's high-grade rating change after purchase by the Fund, RMCI would take such action, including no action, as determined to be in the best interest of the Fund by the Trustees.

TEMPORARY DEFENSIVE POSITIONS. The Fund will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and SAI. However, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objective. The Fund would, in adopting a temporary defensive position, buy U.S. Government securities or increase its percentage of uninvested cash. If the Fund acquires shares in an affiliated money market fund, shareholders may bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including the investment advisory fees of that fund). Further, in an extreme emergency, the Fund would maintain a large percentage of uninvested cash.

DISCLOSURE OF PORTFOLIO HOLDINGS. A complete list of the Fund's portfolio, as of the previous day if available, will be sent at no charge by calling 800-637-1700. This information is available to any person or entity on request. Since the Fund considers this information to be publicly available, there is no restriction on the redistribution of the information. The Fund's chief investment officer is responsible for authorizing the release of the portfolio holdings. The Adviser and the Trustees will review, at least annually, the costs and benefits of disclosing these portfolio holdings to confirm that such disclosure continues to be in the interests of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

PORTFOLIO TRANSACTION EXPENSES. Investment transactions by the Fund are normally principal transactions at net prices. Therefore the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after-market transactions with dealers involve a spread between the bid and asked prices. As the Fund has not commenced operations, the Fund has not yet paid any brokerage commissions.

The Adviser places all orders for the purchase and sale of the Fund's investment securities, subject to the overall supervision of the officers and the Trustees of the Fund. In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields. In determining the best net results, the Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Adviser, and any statistical or research provided by the dealer to the Adviser. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by the

Adviser. Dealers who execute investment securities transactions may also sell shares of the Fund. However, any such sales will not be a factor in the selection of dealers.

FEE ALLOCATION. When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by the Adviser, the fees for such transactions are allocated generally in accordance with the amount of the order placed for each fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

                             MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management and supervision of the Fund. The Trustees approve all material agreements between the Fund and the Fund's service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists of these Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act (the "Independent Trustees"). The Audit Committee reviews the Fund's compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The Nominating Committee, also comprised of these Independent Trustees, evaluates the qualifications of candidates and nominates individuals to serve as Independent Trustees when required. The Nominating Committee does not consider nominees recommended by shareholders. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, oversees the implementation of the Fund's valuation procedures.

BIOGRAPHICAL INFORMATION. Biographical information relating to the Independent Trustees, the Officers of the Fund and the Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act (the "interested Trustee"), is set forth below. The Trustees and the Officers of the Fund oversee seven registered investment companies, with 33 portfolios, in the Reserve/Hallmark fund family. None of the Trustees or Officers hold public directorships outside of the Reserve/Hallmark fund family, except Fr. Harrington, who has been a Director of The Bear Stearns Companies, Inc. (financial services company/broker-dealer) since 1993, and Patrick Foye, who has been a Director of the Philadelphia Trust Company (financial services company) since 2002.

INTERESTED TRUSTEE:

                                                         TERM OF OFFICE**AND   PRINCIPAL OCCUPATIONS DURING
  NAME, ADDRESS, AGE          POSITIONS WITH THE TRUST    LENGTH OF SERVICE    THE LAST FIVE YEARS
  --------------------        ------------------------   -------------------   ------------------------------------
  BRUCE R. BENT*+             Chairman, Chief            Chairman and Chief    President of Reserve Management
  Age: 67                     Executive Officer and      Executive Officer     Company, Inc. ("RMCI"), Director and
  The Reserve Funds           Trustee                    since inception       Chairman/Chief Executive Officer of
  1250 Broadway                                                                Reserve Management Corporation
  New York, NY 10001                                     Trustee since         ("RMC") and Chairman and Director of
                                                         inception             Resrv Partners, Inc. ("Resrv") since
                                                                               2000; Chairman and Director of
                                                                               Reserve International Liquidity Fund
                                                                               (USD) Ltd. since 1990.

                                                                               A founder and officer of The Reserve
                                                                               Fund since.

INDEPENDENT TRUSTEES:

                                                         TERM OF OFFICE**AND   PRINCIPAL OCCUPATIONS DURING
  NAME, ADDRESS, AGE          POSITIONS WITH THE TRUST    LENGTH OF SERVICE    THE LAST FIVE YEARS
  --------------------        ------------------------   -------------------   ------------------------------------
  JOSEPH D. DONNELLEY         Trustee                    Since 2004            Retired; Managing Director and
  Age: 57                                                                      General Counsel to the Pershing
  5 Beacon Boulevard                                                           Division of Donaldson, Lufkin and
  Sea Girt, NJ 08750                                                           Jenrette Securities Corporation
                                                                               from 1976 to 2002; Director of
                                                                               Compliance for Donaldson, Lufkin
                                                                               and Jenrette from 1976 to 1982;
                                                                               Member of Pershing Executive
                                                                               Committee from 1986 to present)
                                                                               Co-chair of Pershing Credit Policy
                                                                               Committee from 1986 to 2002

                                                         TERM OF OFFICE**AND   PRINCIPAL OCCUPATIONS DURING
  NAME, ADDRESS, AGE          POSITIONS WITH THE TRUST    LENGTH OF SERVICE    THE LAST FIVE YEARS
  --------------------        ------------------------   -------------------   ------------------------------------
  EDWIN EHLERT, JR.           Trustee                    Since inception       Retired. President, Premier
  Age: 73                                                                      Resources, Inc. (meeting management
  2517 Highway #35, Bldg. J                                                    firm) since 1987.
  Manasquan, NJ 08736

  PATRICK J. FOYE             Trustee                    Since inception       President and CEO, United Way of
  Age: 47                                                                      Long Island, since February 2004;
  819 Grand Blvd                                                               Chairman, New York Public Asset
  Deer Park, NY 11729                                                          Fund (state agency), since 2002;
                                                                               Deputy Chairman, Long Island Power
                                                                               Authority (public utility) since
                                                                               1995; Executive Vice President of
                                                                               Apartment Investment and Management
                                                                               Company (real estate investment)
                                                                               May 1998 to February 2004; Partner,
                                                                               Skadden, Arps Slate Meagher & Flom
                                                                               (law firm) from 1989 to 1998.

  DONALD J. HARRINGTON        Trustee                    Since inception       President of St. John's University,
  Age: 58                                                                      New York since 1989.
  c/o St. John's University
  8000 Utopia Parkway
  Jamaica, NY 11439

  WILLIAM J. MONTGORIS        Trustee                    Since inception       Retired since 1999;. Chief Operating
  Age: 57                                                                      Officer of The Bear Stearns
  286 Gregory Road                                                             Companies, Inc. from 1979 to 1999.
  Franklin Lakes, NJ 07417

  FRANK J. STALZER            Trustee                    Since 2004            Vice President and General Manager of
  Age:47                                                                       Arrow/Zeus since 2004; Vice President
  5 Meadowridge Drive                                                          of Marketing for Arrow/Zeus from 2002
  New Fairfield, CT 06812                                                      to 2004; Vice President of Sales for
                                                                               Arrow/Zeus from 2000 to 2002;
                                                                               Regional Vice President of
                                                                               Arrow/Richey from 1999 to 2000;
                                                                               Regional Director-East of Richey
                                                                               Electronics from 1996 to 1999

  WILLIAM E. VIKLUND          Trustee                    Since inception       Retired since 1996; President and
  Age: 63                                                                      COO of Long Island Bankcorp from
  110 Grist Mill Lane                                                          1980 to 1996.
  Plandome Manor, NY 11030

OFFICERS WHO ARE NOT TRUSTEES:

                                                         TERM OF OFFICE**AND   PRINCIPAL OCCUPATIONS DURING
  NAME, ADDRESS, AGE          POSITIONS WITH THE TRUST    LENGTH OF SERVICE    THE LAST FIVE YEARS
  --------------------        ------------------------   -------------------   ------------------------------------
  BRUCE R. BENT II+           President and Assistant    Since inception       Senior Vice President, Secretary and
  Age: 38                     Treasurer                                        Assistant Treasurer of RMCI, Senior
  The Reserve Funds                                                            Vice President, Secretary and
  1250 Broadway                                                                Assistant Treasurer of RMC, and
  New York, NY 10001                                                           Secretary and Director of Resrv
                                                                               since 2000; Trustee of The Reserve
                                                                               Fund, the Reserve Tax-Exempt Trust,
                                                                               Reserve New York Tax-Exempt Trust,
                                                                               and the Hallmark Equity Series
                                                                               Trust from 1999 to 2001; Vice
                                                                               President of RMC, RMCI and Resrv
                                                                               from 1992 to 2000.

  ARTHUR T. BENT III+         Chief Operating            Since inception       Chief Operating Officer/Treasurer,
  Age: 36                     Officer/Treasurer,                               Senior Vice President and Assistant
  The Reserve Funds           Senior Vice President                            Secretary of RMCI, President,
  1250 Broadway               and Assistant Secretary                          Treasurer and Assistant Secretary of
  New York, NY 10001                                                           RMC, and, Treasurer and Director of
                                                                               Resrv since 2000; Vice President
                                                                               RMC, RMCI and Resrv from 1997 to
                                                                               2000.

*    MR. BENT IS AN "INTERESTED PERSON" OF THE FUND AS DEFINED IN SECTION 2(a)
     (19) OF THE 1940 ACT DUE TO HIS POSITIONS WITH RMC, RMCI AND RESRV.

** EACH TRUSTEE SHALL HOLD OFFICE UNTIL HE RESIGNS, IS REMOVED OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders. A TRUSTEE SHALL RETIRE UPON ATTAINING THE AGE OF SEVENTY-FIVE (75) YEARS, UNLESS EXTENDED BY A VOTE OF THE INDEPENDENT TRUSTEES. TRUSTEES NEED NOT BE SHAREHOLDERS. OFFICERS HOLD THEIR POSITIONS WITH THE TRUST UNTIL A SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

+    MR. BRUCE R. BENT IS THE FATHER OF MR. BRUCE R. BENT II AND MR. ARTHUR T.
     BENT.

SHARE OWNERSHIP. As of December 31, 2003, The Trustees were the beneficial owners of the equity securities of the Trust, and of all the Fund and Trusts in the Reserve/Hallmark family of funds overseen by each Trustee (the "Supervised Funds"), as indicated below:

                                          AGGREGATE DOLLAR            AGGREGATE DOLLAR RANGE
                                           RANGE OF EQUITY           OF EQUITY SECURITIES IN
                                      SECURITIES IN THE TRUST*         ALL SUPERVISED FUNDS
                                     --------------------------     --------------------------
     INTERESTED TRUSTEE:
        Bruce R. Bent                           None                      over $100,000
     INDEPENDENT TRUSTEES:
     Joseph Donnelly                            None                        [_______]
     Edwin Ehlert, Jr.                          None                      over $100,000
     Patrick J. Foye                            None                     $50,001-$100,000
     Rev. Donald J. Harrington                  None                           None
     William J. Montgoris                       None                     $50,001-$100,000
     Frank Stalzer                              None                        [_______]
     William E. Viklund                         None                     $10,001-$50,000

----------
     * As of December 31, 2003, neither the Fund nor the Trust had commenced operations.

As of December 31, 2003 neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv Partners, Inc. ("Resrv" or the "Distributor") or an entity controlling, controlled by or under common control with the Adviser or the Distributor. As of ______, 2004, the Officers and Trustees as a group owned less than 1% of any class of shares of any Fund.

TRUSTEE COMPENSATION. The Independent Trustees are paid a fee of $3,500 for each Board meeting of the Trust that they attend in person, a fee of $1,000 for each joint telephonic meeting of the Trust that they participate in, and an annual fee of $24,000 for service to all of the trusts in the Reserve/Hallmark family of funds. The Audit Committee members receive an annual committee fee of $2,000. The Trustees do not receive any pension or retirement benefits. As the Trust has not commenced operations, no financial information is available as of the date of this STATEMENT OF ADDITIONAL INFORMATION. Therefore, the following chart represents an estimate of the future payments that would be made during the Trust's next fiscal year.

                                          COMPENSATION           COMPENSATION FROM ALL
     NAME OF TRUSTEE                     FROM THE TRUST         RESERVE/HALLMARK TRUSTS
     ----------------------------       ----------------       -------------------------
     INTERESTED TRUSTEE:
        Bruce R. Bent                         None                          None
     INDEPENDENT TRUSTEES:
     Joseph Donnelly                          [__]                      $ 42,500
     Edwin Ehlert, Jr.                        [__]                      $ 42,500
     Patrick J. Foye                          [__]                      $ 42,500
     Rev. Donald J. Harrington                [__]                      $ 42,500
     William J. Montgoris                     [__]                      $ 42,500
     Frank Stalzer                            [__]                      $ 42,500
     William E. Viklund                       [__]                      $ 42,500

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust. Neither the interested Trustee nor the Officers of the Fund receive any compensation from the Trust or the Fund.

CODE OF ETHICS. The Trust, its Adviser and Resrv have adopted a Code of Ethics (the "Code"), respectively, conforming to the requirements of the Investment Company Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit, commercial paper or municipal bonds.

PROXY VOTING. The Trustees have delegated proxy voting authority with respect to the Fund's portfolio securities to RMCI. In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, RMCI has adopted and implemented the proxy voting policy and procedures set forth in Appendix A to this SAI with respect to the Trust. RMCI believes that the policy and procedures ensure that proxies are voted in the best interests of the Fund, in accordance with its fiduciary duties and applicable rules and regulations.

RMCI's proxy voting policies and procedures, as well as information about how a particular proxy was voted, are available upon request. Please contact The Reserve Funds, 1250 Broadway, New York, NY 10001-3701, attn: Client Services or call 888-823-2867 to request a copy.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trust. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are considered "controlling persons" of RMCI based on their direct and indirect securities ownership.

INVESTMENT MANAGEMENT AGREEMENT. The Trust, on behalf of the Fund, has entered into an Investment Management Agreement with the Adviser (the "Management Agreement") which provides for a comprehensive management fee structure. Under the Management Agreement, RMCI manages the respective Fund's investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Investment Management Agreements with the Fund, RMCI is paid a comprehensive management fee (the "Management Fee"), which includes the advisory fee (0.08% of each Class's average daily net assets), all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of administrative and customary operating expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including but not limited to, federal and state registration fees, costs of shareholder meetings, including proxy solicitations, the compensation of the chief compliance officer and related expenses, payments pursuant to the Trust's distribution plan and the fees and expenses of the Independent Trustees, for which the Fund pays its direct or allocated share. The Management Fee is paid on the average daily net assets of the Fund according to the following schedule:

                                                                                                            CLASS
CLASS 8       CLASS 10    CLASS 12   CLASS 13    CLASS 15    CLASS 20    CLASS 25   CLASS 35    CLASS 45    TT
----------------------------------------------------------------------------------------------------------------------
0.08%         0.10%       0.12%      0.13%       0.15%       0.20%       0.25%      0.35%       0.45%       0.70%

                                     CLASS       CLASS       CLASS       CLASS      CLASS       CLASS       CLASS
CLASS 85      CLASS S     CLASS R    RA          RB          RC          RD         RE          RF          RG
----------------------------------------------------------------------------------------------------------------------
0.80%         0.80%       0.80%      0.80%       0.80%       0.80%       0.80%      0.80%       0.80%       0.80%

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate and other payments to Intermediaries.

APPROVAL OF THE MANAGEMENT AGREEMENT.  [To be provided]

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION PLANS. The Trust has adopted distribution plans under Rule 12b-1 of the Investment Company Act (each a "Distribution Plan" and together the "Distribution Plans") with respect to Class 85, Class S, Class R, Class RA, Class RB, Class RC, Class RD, Class RE, Class RF and Class RG shares of the Fund. Under its respective Distribution Plan, the Fund pays distribution (12b-1) fees on the average daily net assets of those Classes at the rates indicated regardless of the amount of expenses incurred:

                                     CLASS       CLASS       CLASS       CLASS      CLASS       CLASS       CLASS
CLASS 85      CLASS S     CLASS R    RA          RB          RC          RD         RE          RF          RG
----------------------------------------------------------------------------------------------------------------------
0.05%         0.20%       0.30%      0.40%       0.50%       0.60%       0.70%      0.80%       0.90%       1.00%

Resrv pays brokers, financial institutions and other financial intermediaries ("Intermediaries") for services to the Fund's shareholder accounts ("qualifying accounts") at an annual rate of 0.20% of the average daily net assets of the qualifying accounts serviced by such Intermediary. Such services may include, but are not limited to, the establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investments in Fund shares from the intermediary's clients accounts. Substantially all such payments are paid to Intermediaries for distribution and administrative services. The Fund may use a portion of the distribution payments to pay for sales materials or other promotional activities directly. The Trust's Treasurer reports the amounts and uses of distribution payments to the Board quarterly and in connection with the Trustees' annual consideration of the renewal of the Distribution Plans and related agreements. The Trustees have determined that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders.

DISTRIBUTION AGREEMENT. The Trust, on behalf of each Fund, has entered into a distribution agreement with Resrv, an affiliate of RMCI (each a "Distribution Agreement" and together the "Distribution Agreement") for the distribution of the Fund's shares. Resrv, located at 1250 Broadway, New York, NY 10001, acts as the "principal underwriter" for the Fund and as such arranges for the continuous offering of the Fund's shares. The Distributor has the right to enter into selected dealer agreements with Intermediaries of its choice for the sale of Fund shares. Resrv's principal business is the distribution of mutual fund shares.

In addition to the amounts paid under the Distribution Agreements and the Distribution Plans, RMCI may, at its discretion, pay an Intermediary amounts from its own resources. The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the contribution that the Intermediary makes to the Fund by increasing assets under management and reducing expense ratios, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity and the possibility of assets being withdrawn from the Fund.

APPROVAL OF DISTRIBUTION ARRANGEMENTS. Each Distribution Plan and each Distribution Agreement may be renewed from year to year, if approved by the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for the purpose of voting on such renewal. All material amendments to a Distribution Plan must be approved by a vote of the Trustees and of the Independent Trustees, cast in person at a meeting called for the purpose of such vote. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. Each Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the respective Fund, or by a vote of the Independent Trustees. Each Distribution Agreement will terminate automatically in the event of its assignment.

                             OTHER SERVICE PROVIDERS

TRANSFER AGENT.  The Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. JP Morgan Chase Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets of the Fund (the "Custodian") pursuant to a Custodian Agreement with the Trust on behalf of the Fund. The Bank of New York, 1 Wall Street, New York, NY 10286 and State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 provide custody services to the Fund in connection with certain repurchase agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PwC"), 1177 Avenue of the Americas, New York, NY 10036 serves as the Trust's independent registered public accounting firm.

                           INFORMATION ABOUT THE TRUST

The Trust is a statutory trust organized under the laws of the state of Delaware. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of the Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of the Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the Investment Company Act (e.g., to approve a new Management Agreement or change the fundamental investment policies) or by the Declaration of Trust.

Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with all applicable state and federal securities laws which require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that, under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of the Fund available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

Each Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the Fund, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

To date, the Board has authorized the creation of one series: Reserve Yield Plus Fund. The Reserve Yield Plus Fund offers twenty classes of shares: Class 8, 10, 12, 13, 15, 20, 25, 35, 45, Treasurer's Trust, 85, S, R, RA, RB, RC, RD, RE, RF
and RG. All consideration received by the Trust for shares of one of the Fund and/or classes and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class. The Trust has the ability to create, from time to time, new series and/or classes without shareholder approval.

Under Delaware law, the shareholders and trustees of a business trust can be personally liable for the Fund's obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund, and the investment portfolio's obligations to third parties, and requires that every written contract made by the Trust contain a provision to that effect. The Declaration of Trust also requires the Trust to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Management Agreement, material amendments to the Plan, and changes in the fundamental policies of the Fund. These items require approval by a Majority Vote of the class affected.

                           HOW TO BUY AND SELL SHARES

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received the Fund's Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

CALCULATION OF NAV. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's NAV per share for that class of shares. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding.

The Fund's NAV is calculated as of 5:00 p.m. Eastern Time, its cut-off time for accepting purchase orders and redemption requests. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the NYSE is closed. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by the Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Fund's distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund's NAV.

The Fund's investments are generally valued based on market quotations. If market quotations are not readily available for particular securities or if events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the Fund's calculation of net asset value at 5:00 p.m. Eastern Time, those securities will be valued at their fair value. The Fund may use pricing services to determine the fair value price of securities in those situations. If such third party pricing information is unavailable, a "fair value" price will be determined by the Adviser in good faith under the supervision of the Trustees. A security's "fair value" price may differ from the price next available from independent providers. For securities whose maturity is less than 60 days, the Fund will use the amortized cost method of valuation. The amortized cost method does not take into account unrealized gains or losses.

PURCHASES GENERAL. Shares of the Fund are sold without a front or back-end sales load. You may be charged a fee if you effect transactions in shares of the Fund through a securities dealer, bank or other financial institution. The Fund reserves the right to reject any purchase order.

The minimum initial investment in the Fund is:

MINIMUM INITIAL INVESTMENT

                                      REGULAR ACCOUNTS                    $50 million for Class 8;
                                                                          $40 million for Class 10;
                                                                          $35 million for Class 12;
                                                                          $25 million for Class 13;

                                                                          $20 million for Class 15;
                                                                          $15 million for Class 20;
                                                                          $10 million for Class 25;
                                                                          $7 million for Class 35;
                                                                          $5 million for Class 45;
                                                                          None for Treasurer's Trust, S, R, RA, RB,
                                                                          RC, RD, RE, RF and RG.

                                      IRA ACCOUNTS (Class Treasurer's     $1,000
                                      Trust, S, R, RA, RB, RC, RD, RE,
                                      RF and RG only)
SUBSEQUENT INVESTMENT REQUIREMENTS

                                      REGULAR ACCOUNTS                    $5 million for Class 8;
                                                                          $3.5 million for Class 10;
                                                                          $2.5 million for Class 12;
                                                                          $1.5 million for Class 13;
                                                                          $1 million for Class 15;
                                                                          $500,000 for Class 20;
                                                                          None for Class 25, 25, 35, 45, TT, 85, S,
                                                                          R, RA, RB, RC, RD, RE, RF and RG.

                                      IRA ACCOUNTS                        $250
                                      (Class Treasurer's Trust S, R,
                                      RA, RB, RC, RD, RE, RF and RG
                                      only)

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit card convenience checks, "starter" checks or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Yield Plus Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to the Reserve Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Please call Reserve at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Your order will be priced at that day's NAV if we receive your order in proper form before the cut-off time and your payment is received on the same day, and you will earn dividends beginning on that day. Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH SWEEP PROGRAMS. Investments made through a sweep program may be subject to different investment minimums, policies and fees than those described here. You should consult a representative of the sweep program for more information.

AUTOMATIC ASSET-BUILDER PLAN. You may purchase shares of the Fund by automatically transferring a fixed dollar amount ($25 minimum) into your Reserve Yield Plus account from a checking, NOW or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be directly deposit into your Reserve account. Please call the Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website at www.reservefunds.com for an application.

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

SHARE CERTIFICATES. Share certificates are not issued by the Fund.

REDEMPTIONS GENERAL. You may redeem your shares on any day that the Fund's net asset value is calculated. Shares will be redeemed at the next NAV determined after a redemption request, by telephone or in writing, is received by a Fund in proper form. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day. Shares earn dividends on the day a redemption is processed, regardless of the time the order is received.

Redemption proceeds can be made by check or by wire transfer. When redeeming recently purchased shares, please be aware that if a Fund had not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A check writing service fee of $100 may be charged for redemption checks of less than $100,000 by Class 8, 10, 12, 13, 15, 20, 25, 35, 45 and TT shareholders and a fee of $5 may be charged for redemption checks of less than $100 by Class 85, S, R, RA, RB, RC, RD, RE, RF, and RG shareholders. There will be a fee of $10 on all wire redemptions of less than $1 million for Class 8 shares, less than $1 million for Class 10 shares, less than $750,000 for Class 12 shares, less than $750,000 for Class 13 shares or less than $500,000 for Class 15 shares; a fee of $100 on all wire redemptions of less than $100,000 for Class 20, 25, 35 and 45 shares; a fee of $100 on all wire redemptions for Class TT shares unless the redemption is part of a daily sweep program; and a fee of $15 on all wire redemptions of less than $10,000 for Class 85, S, R, RA, RB, RC, RD, RE, RF and RG shares. Service fees may be reduced or waived under certain conditions.

MINIMUM BALANCE REQUIREMENTS. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA account, has an average monthly account balance of less than the minimum required for that share Class, and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance requirements are $100,000 in Classes 8, 10, 12, 13, 15, 20, 25, 35 or 45 and $1,000 in Classes TT, 85, S, R, RA, RB, RC, RD, RE,
RF and RG. Some financial intermediaries may establish different minimum balances and fee amounts.

REDEMPTIONS IN KIND. Redemption payments will normally be made by check or wire transfer, but the Fund is authorized to make payment for redemptions partly or wholly by delivery of investment securities valued at the same aggregate net asset value as the shares being redeemed ("redemptions in kind"). The Fund has elected to limit the right to make redemptions in kind to the extent that a shareholder's redemptions in any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act unless withdrawal is permitted by order of the SEC. The Fund intends to redeem in kind only when necessary. In disposing of securities received in such a redemption, a shareholder might incur transaction costs and, on the date of disposition, might receive an amount less than the NAV of the Fund on the redemption date.

TELEPHONE REQUESTS. If you completed the "Redemption and Exchanges by Telephone" information on your Account Application, you may redeem your shares by calling the Fund at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application, if any. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request to the Fund with a signature guarantee. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within 30 days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions which it reasonably believes to be genuine.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Fund for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     - the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit.

IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY GENERALLY TAKE UP TO TEN (10) BUSINESS DAYS FROM THE DATE OF PURCHASE.

Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days.

                              SHAREHOLDER SERVICES.

EXCHANGE PRIVILEGE. Shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone, if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked to box to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, each fund will provide written confirmation of exchange transactions. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of shares of one fund for shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

RESERVE EASY ACCESSS(SM). Easy Access(SM) is the Reserve funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use Easy Access, call 800-637-1700 and follow the instructions.

RESERVE ON LINE ACCESS(SM) You may also access account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund immediately. Failure to do so could result in the shareholder suffering a loss. The Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Fund or the financial intermediary through which you purchased your Fund shares.

STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by the Fund by the cutoff time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to increase the minimum initial investment amount and to change the minimum account size subject to a low balance fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

[The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Fund of any liability for federal income tax to the extent its earnings and gains, if any, are distributed in accordance with applicable provisions of the Code. If the Fund does not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to federal income tax.

On each day the Fund is open, it declares distributions, which are payable monthly. The amount of the daily distribution will be based on periodic projections of the Fund's net investment income and net short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as distributions. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has elected in writing or on the Account Application to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Investments by the Fund in zero coupons generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments.

Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a taxable gain or loss. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets, will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

The Fund is currently required by federal law to withhold 28% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the shareholder's social security number.

The tax consequences to a foreign shareholder of an investment in the Fund will generally be different from those described herein.

Investors are advised to consult their own tax advisor(s) with respect to the particular tax consequences to them of an investment in the Fund.]

                             PERFORMANCE INFORMATION

The Fund may from time to time advertise its total return. In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, the Russell 2000 Index, or other unmanaged indices, so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the NAV of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. AVERAGE ANNUAL TOTAL RETURN QUOTATION. The Fund calculates its average annual total return by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)(TO THE POWER OF n) = ERV

Where:

     P = a hypothetical initial payment of $1,000.
     T = average annual total return.
     n = number of years.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. The Fund calculates its average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:
P(1+T)(TO THE POWER OF n) = ATVD

Where:

     P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions).
     n = number of years.
     ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION. The Fund calculates its average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:
P(1 + T)(TO THE POWER OF n) = ATVDR

Where:

     P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions and redemption).
     n = number of years.
     ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

YIELD. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which the yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See above "Calculation of NAV" for a discussion of the manner in which the Fund's price per share is determined.

Yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Trust may refer to the growth of assets managed or administered by RMCI over certain time periods in its advertising and sales literature.

                              FINANCIAL STATEMENTS

As of the date of the current prospectus, the Fund had not yet commenced investment operations.

                                     RATINGS

The following are the rating designations of short-term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation is the highest category of S&P and indicates that the degree of safety regarding timely payment is strong. Those short-term obligations that have extremely strong repayment capacity will be denoted with a plus (+).

MOODY'S INVESTORS SERVICES, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 ratings will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

There are three categories for short-term obligations that define an investment grade situation designated Moody's Investment Grade as MIG1 (best) through MIG3. MIG1 denotes best quality, i.e., there is a strong protection by established cash flows, superior liquidity support or demonstrated broad-based market access for re-financing. MIG2 denotes high quality, the margins of protection are ample but not as large as MIG1.

                                                                     APPENDIX A

                         RESERVE MANAGEMENT COMPANY, INC
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY

Reserve Management Company, Inc. (the "Adviser") acts as investment adviser for the various series of The Reserve Funds, registered investment companies, referred to collectively as the "Funds". The Adviser has full authority to vote proxies on behalf of each Fund. Although the Funds do not invest in corporate securities, they may on occasion invest in affiliated or other mutual funds which may issue proxies from time to time. Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its authority in accordance with this Policy and Procedures.
When voting proxies for the Funds, the Adviser's utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

III. PROCEDURES

The Portfolio Manager of each Fund (each a "Portfolio Manager") is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of each Fund's best interests. Although many proxy proposals can be voted in accordance with the Funds' established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

     A.   CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser's interests and an interest of any Fund, the Adviser will resolve such a conflict in the manner described below:

          1. VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser HAS LITTLE OR NO DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

          2. OBTAIN CONSENT. To the extent that the Adviser HAS DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities. The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict such that each affected Fund would be able to make an informed decision regarding the vote. If a Fund does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund's account.

Each Portfolio Manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this
Section III.A.

     B.   LIMITATIONS

In certain circumstances, in accordance with a Fund's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

          1. FUND MAINTAINS PROXY VOTING AUTHORITY: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.

          2. TERMINATED ACCOUNT: Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.

          3. LIMITED VALUE: If the Adviser determines that the value of a Fund's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the Fund's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the Fund account is less than $500.

          4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the Fund's account, the Adviser may recall the security for purposes of voting, subject to the securities lending agreements with the Funds' custodian in place at that time.

          5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund's proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

IV.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the

Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.   PROXY VOTING GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules. The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed. However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

The following guidelines are grouped according to the types of proposals generally presented to stockholders. Part A deals with proposals that have been approved and recommended by the company's board of directors. Part B deals with proposals submitted by stockholders for inclusion in proxy statements. Part C addresses unique considerations pertaining to foreign issuers.

     A.   BOARD APPROVED PROPOSALS

The vast majority of matters presented to stockholders relate to proposals made by the issuer itself. These proposals have been approved and recommended by the issuer's board of directors. The Funds fully support the enhanced corporate governance practices being implemented and intend to hold corporate boards accountable for their actions in promoting stockholder interests. Accordingly, the Funds' proxies will generally be voted for board-approved proposals, except as follows:

               a. The Funds will withhold votes for any nominee for director who is considered independent by the company but who has received compensation from the company other than for service as a director (such as for investment banking, consulting, legal or financial advisory services).

               b. The Funds will vote on a case-by-case basis in contested elections of directors and on proposals to classify a board of directors.

          The Funds will vote on a case-by-case basis on board approved proposals:

                  - relating to executive compensation.

                  - relating to changes in a company's capitalization.

                  - relating to acquisitions, mergers, re-incorporations,
                    reorganizations and other similar transactions.

                  - to adopt any form of anti-takeover measures.

                  - to amend a company's charter or bylaws (except for charter amendments which are necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

                  - on other business matters where the Funds are otherwise
                    withholding votes for the entire board of directors.

     B.   STOCKHOLDER PROPOSALS

     The Securities and Exchange Commission regulations permit stockholders to submit proposals for inclusion in a company's proxy statement. These proposals often seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The Funds will vote on a case-by-case basis on all shareholder proposals.

     C.   VOTING SHARES OF FOREIGN ISSUERS

     Because foreign issuers are incorporated outside of the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing certain foreign issuers may provide substantially less protection for shareholders. As a result, the above guidelines, which are premised on the existence of sound corporate governance and disclosure frameworks, may not be appropriate under some circumstances for foreign issuers. Therefore, the Funds will vote proxies of foreign issuers on a case-by-case basis.

APPROVED AS OF DECEMBER 2, 2004

PART C

Item 23. Exhibits

     (a) Declaration of Trust and Amendments.(1)

     (b) Bylaws(1)

     (c) See item (a) and (b)

     (d) Form of Investment Management Agreement*

     (e) Distribution Agreement.*

     (f) Pension Plan of Reserve Management Corp.*

     (g) Global Custodian Agreement with Chase Manhattan Bank(2)

     (h) Not applicable

     (i) Opinion of Counsel(1)

     (j)(1) Consent of Independent Accountants*
     (j)(2) Power of Attorney**

     (k) Not applicable

     (l) Not applicable

     (m)(1) Form of Registered Dealer Agreement*

     (m)(2) Plan of Distribution*

     (n) Not applicable

     (o) Reserved

     (p) Code of Ethics.*

----------

     (1) Incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on January 22, 2004 (File No. 333-112108).
     (2) Incorporated by reference to Post-Effective Amendment No. 60 filed on Form N-1A of Reserve Funds, filed on July 30, 1999 (File No. 002-36429).

     * To be filed with subsequent filing.

     ** Filed Herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant Not Applicable

Item 25. Indemnification

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

                          POSITION WITH
NAME                      THE ADVISER            OTHER BUSINESSES
Bruce R. Bent             Chairman/CEO           Chairman/CEO, Director of Reserve
                                                 Management Corporation ("RMC");
                                                 Chairman and Director of Resrv
                                                 Partners, Inc. ("Resrv"),both of
                                                 the same address as the Trust.

Bruce R. Bent II          President and          Senior Vice President, Secretary
                          Secretary              and Director of RMC; Director of
                                                 Resrv.

Arthur T. Bent III        Senior Vice President  President, Treasurer and
                          and COO/Treasurer      Director of RMC and Treasurer
                                                 and Director of Resrv.

Item 27. Principal Underwriters

     (a) Resrv Partners, Inc. ("Resrv"), the principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Reserve Municipal Money-Market Trust and Reserve Private Equity Series.

     (b) The following table contains information with respect to each director, officer or partner of Resrv:

NAME AND PRINCIPAL        POSITION & OFFICE      POSITION & OFFICE
BUSINESS ADDRESS          WITH UNDERWRITER       WITH FUND
Bruce R. Bent             Chairman/CEO           Chairman/CEO and Trustee
1250 Broadway
New York, NY 10001

Bruce R. Bent II          Secretary and          President, Assistant Treasurer
1250 Broadway             Assistant Treasurer.   and Trustee
New York, NY 10001

Arthur T. Bent III        Treasurer and          Chief Operating Officer/Treasurer
1250 Broadway             Assistant Secretary    Senior Vice President, Assistant
New York, NY 10001                               Secretary and Trustee

Mary A. Belmonte          President &            None
1250 Broadway             Compliance Officer
New York, NY 10001

Item 28. Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 29. Management Services

     See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32. Undertakings

     Not Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 8th day of December 2004.

                                    RESERVE SHORT-TERM INVESTMENT TRUST


                                        By: /s/ Bruce R. Bent
                                            -----------------
                                            Bruce R. Bent
                                            Chairman, Chief Executive Officer
                                            and Trustee

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                          TITLE                                      DATE
---------                          -----                                      ----
/s/ Bruce R. Bent                  Chairman, Chief Executive Officer          December 8, 2004
-----------------                  and Trustee
Bruce R. Bent

/s/ Arthur T. Bent III             Treasurer                                  December 8, 2004
----------------------
   Arthur T. Bent III

/s/Joseph D. Donnelly*             Trustee                                    December 8, 2004
----------------------
   Joseph D. Donnelly

/s/Edwin Ehlert, Jr.*              Trustee                                    December 8, 2004
---------------------
   Edwin Ehlert, Jr.

/s/Patrick J. Foye*                Trustee                                    December 8, 2004
-------------------
   Patrick J. Foye

/s/Donald J. Harrington*           Trustee                                    December 8, 2004
------------------------
   Donald J. Harrington

/s/William J. Montgoris*           Trustee                                    December 8, 2004
------------------------
   William J. Montgoris

/s/Frank J. Stalzer*               Trustee                                    December 8, 2004
--------------------
Frank J. Stalzer

/s/William E. Viklund*             Trustee                                    December 8, 2004
----------------------
William E. Viklund



*By: /s/ Bruce R. Bent
     -----------------
     Bruce R. Bent as Attorney-in-Fact

                                INDEX OF EXHIBITS

     (j)(2)     Powers of Attorney